UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Ave.
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On August 27, 2026, Faraday Future Intelligent Electric Inc.’s robotics division, FF AI-Robotics Inc. (collectively, the “Company”), entered into a Consulting Services Agreement, including an amendment thereto (together, the “Agreement”), with AIBOT, Inc. (“AIBOT”), pursuant to which AIBOT will provide consulting services in connection with FCC compliance. The Company’s Global Executive Chairman, Jerry Wang, is also co-founder and Executive Chairman of AIBOT. In addition, Max Ma, the Company’s Head of Government Affairs & Strategic Operations, and Hong Rao, the Company’s Chief Technology Officer of the robotics division, are President and Executive Vice President of Product & Technology, respectively, of AIBOT.

Under the Agreement, AIBOT will provide engineering support; manufacturing, test and documentation support; assessment of product, configuration, and supply chain; and review of regulatory developments, among other things. Fees for the services provided are $25,000 per month. The initial term of the Agreement is for twelve months. The Company may terminate the Agreement immediately upon notice to AIBOT.

The terms of the Agreement were reviewed and approved by the Audit Committee of the Board of Directors in accordance with the Company’s related-party transaction policy.

The forgoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporate herein by reference.

Item 7.01 Regulation FD Disclosure

On September 2, 2026, the Company issued a press release with respect to the Agreement set forth in under Item 1.01 herein, as well as its “Built in USA” strategy and its participation in the FCC’s public comment process. A copy of such press release is furnished hereto as Exhibit 99.2, and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Consulting Services Agreement, dated August 27, 2026, and amendment thereto, by and between FF AI-Robotics Inc. and AIBOT, Inc.
99.2	Press Release dated as of September 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 3, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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